Exhibit 31.1
CERTIFICATION UNDER SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Roberto Rittes, certify that:

1.	I have reviewed this first amendment to the annual report on Form 10-K for the period ended December 31, 2018 of NII Holdings, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report

April 30, 2019

/s/ ROBERTO RITTES
Roberto Rittes
Principal Executive Officer